Exhibit 99.2

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
CONSOLIDATED EARNINGS
     (in millions)

	Q1		Q2		Q3		Year-to-date		Q4	Year Ended
	March 26,	March 27,	June 25,	June 26,	Sept. 24,	Sept. 25,	Sept. 24,	Sept. 25,	Dec. 25,	Dec. 25,
	2006	2005	2006	2005	2006	2005	2006	2005	2005	2005
Net sales and revenues:
Weyerhaeuser (1)	$4,566	$4,577	$4,911	$5,017	$4,579	$4,836	$14,056	$14,430	$4,700	$19,130
Real Estate and Related Assets	690	655	746	648	749	596	2,185	1,899	1,016	2,915

Total net sales and revenues	5,256	5,232	5,657	5,665	5,328	5,432	16,241	16,329	5,716	22,045

Costs and expenses:
Weyerhaeuser:
Costs of products sold (2)	3,612	3,504	3,815	3,833	3,590	3,800	11,017	11,137	3,832	14,969
Depreciation, depletion and amortization	306	316	305	319	305	320	916	955	326	1,281
Selling expenses	109	115	125	116	123	116	357	347	106	453
General and administrative expenses	255	221	223	215	234	234	712	670	221	891
Research and development expenses (3)	16	14	15	12	21	18	52	44	17	61
Taxes other than payroll and income taxes	44	44	46	44	43	45	133	133	16	149
Charges for restructuring (4)	—	5	18	4	4	2	22	11	10	21
Charges for closure of facilities	1	5	17	3	43	29	61	37	656	693
Impairment of goodwill (5)	746	—	3	—	—	—	749	—	—	—
Other operating costs, net (6) (7)	31	9	(23)	(40)	(34)	(32)	(26)	(63)	3	(60)

	5,120	4,233	4,544	4,506	4,329	4,532	13,993	13,271	5,187	18,458

Real Estate and Related Assets:
Costs and operating expenses (8)	481	426	552	441	537	401	1,570	1,268	677	1,945
Depreciation and amortization	3	3	4	4	10	4	17	11	5	16
Selling expenses	37	33	43	36	44	36	124	105	46	151
General and administrative expenses	30	24	34	25	30	27	94	76	28	104
Taxes other than payroll and income taxes	1	1	2	—	2	1	5	2	1	3
Other operating costs, net	(3)	—	3	(2)	(2)	(2)	(2)	(4)	1	(3)
Impairment of long-lived assets	—	—	3	—	14	—	17	—	33	33

	549	487	641	504	635	467	1,825	1,458	791	2,249

Total costs and expenses	5,669	4,720	5,185	5,010	4,964	4,999	15,818	14,729	5,978	20,707

Operating income	(413)	512	472	655	364	433	423	1,600	(262)	1,338

Interest expense and other:
Weyerhaeuser:
Interest expense incurred (9)	(152)	(196)	(152)	(179)	(149)	(193)	(453)	(568)	(171)	(739)
Less: interest capitalized (2)	16	—	20	2	21	3	57	5	4	9
Interest income and other	19	27	15	20	17	143	51	190	24	214
Equity in income (loss) of affiliates (10)	3	—	6	4	—	2	9	6	(12)	(6)
Real Estate and Related Assets:
Interest expense incurred	(14)	(14)	(14)	(14)	(12)	(13)	(40)	(41)	(14)	(55)
Less: interest capitalized	14	14	14	14	12	13	40	41	14	55
Interest income and other	10	5	3	(2)	7	4	20	7	5	12
Equity in income of unconsolidated entities (11)	21	10	15	13	14	14	50	37	20	57

Earnings (loss) before income taxes	(496)	358	379	513	274	406	157	1,277	(392)	885
Income tax (expense) benefit (12)	(87)	(125)	(82)	(225)	(89)	(119)	(258)	(469)	151	(318)

Earnings (loss) from continuing operations	(583)	233	297	288	185	287	(101)	808	(241)	567
Earnings (loss) from discontinued operations, net of taxes (13)	3	6	17	132	26	(2)	46	136	30	166

Net earnings (loss)	$(580)	$239	$314	$420	$211	$285	$(55)	$944	$(211)	$733

Basic net earnings (loss) per share:
Continuing operations	$(2.37)	$0.96	$1.20	$1.18	$0.75	$1.17	$(0.41)	$3.31	$(0.98)	$2.32
Discontinued operations	0.01	0.02	0.07	0.54	0.10	(0.01)	0.19	0.55	0.12	0.68

Net earnings (loss) per share	$(2.36)	$0.98	$1.27	$1.72	$0.85	$1.16	$(0.22)	$3.86	$(0.86)	$3.00

Diluted net earnings (loss) per share:
Continuing operations	$(2.37)	$0.96	$1.19	$1.17	$0.75	$1.17	$(0.41)	$3.30	$(0.98)	$2.31
Discontinued operations	0.01	0.02	0.07	0.54	0.10	(0.01)	0.19	0.55	0.12	0.67

Net earnings (loss) per share	$(2.36)	$0.98	$1.26	$1.71	$0.85	$1.16	$(0.22)	$3.85	$(0.86)	$2.98

Dividends paid per share	$0.50	$0.40	$0.50	$0.50	$0.60	$0.50	$1.60	$1.40	$0.50	$1.90

Weighted average shares outstanding (in thousands)
Basic	245,794	242,863	248,147	244,702	247,428	245,009	247,123	244,191	245,215	244,447
Diluted	245,794	244,185	249,194	245,881	247,900	246,190	247,123	245,354	246,198	245,559
PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
FOOTNOTES TO CONSOLIDATED EARNINGS
     (in millions)

							Year-to-date			Year Ended
	Q1 2006	Q1 2005	Q2 2006	Q2 2005	Q3 2006	Q3 2005	Q3 2006	Q3 2005	Q4 2005	2005
(1) Countervailing and anti-dumping duties and related costs:	$11	$22	$10	$27	$7	$19	$28	$68	$16	$84
(2)	Weyerhaeuser capitalized interest on Weyerhaeuser Real Estate Company (WRECO) assets in the first, second and third quarters of 2006 in the amount of $14 million, $15 million and $17 million, respectively. Weyerhaeuser cost of products sold includes $7 million, $7 million and $8 million for the first, second and third quarters of 2006, respectively, to expense previously capitalized interest in connection with the sale of WRECO assets. See Footnote 7 for 2005 information.

(3)	The third quarter of 2006 includes a $9 million charge related to the acquisition of in-process research and development.

(4)	The second quarter of 2006 includes an $18 million charge related to the restructuring of the Containerboard, Packaging and Recycling business model.

(5)	The first and second quarters of 2006 include charges of $746 million and $3 million, respectively, for the impairment of goodwill associated with the fine paper business.

							Year-to-date			Year Ended
	Q1 2006	Q1 2005	Q2 2006	Q2 2005	Q3 2006	Q3 2005	Q3 2006	Q3 2005	Q4 2005	2005
(6) Net foreign exchange gains (losses), primarily from fluctuations in Canadian and New Zealand exchange rates:	$(26)	$13	$21	$(13)	$17	$37	$12	$37	$(21)	$16
(7)	The third quarter of 2006 includes $23 million of income related to a reduction in the reserves for hardboard siding claims and charges of $7 million for the impairment of fixed assets related to production curtailments. The first quarter of 2005 includes a $12 million charge related to the settlement of a linerboard antitrust lawsuit. The second quarter of 2005 includes an $18 million charge related to alder litigation and $57 million of income related to the recognition of a deferred gain from previous timberlands sales. The third quarter of 2005 includes a $115 million gain on the sale of an investment in a joint venture. The fourth quarter of 2005 includes a $38 million charge related to the settlement of linerboard antitrust litigation and $43 million of income related to the cumulative effect of a change to begin capitalizing Weyerhaeuser interest to assets of WRECO.

(8)	The first quarter of 2006 includes income of $8 million related to a warranty insurance recovery.

(9)	The third and fourth quarters of 2005 include charges of $21 million and $15 million, respectively, related to the early extinguishment of debt.

(10)	The third quarter of 2006 includes a $2 million charge and the fourth quarter of 2005 includes a $15 million charge related to the impairments of investments in equity affiliates.

(11)	The first quarter of 2006 includes recognition of $9 million of deferred income in connection with partnership restructurings.

(12)	The second quarter of 2006 includes a one-time tax benefit of $48 million related to a change in Texas state income tax law, a reduction in the Canadian federal income tax rate and a deferred tax adjustment related to the Medicare Part D subsidy. The second quarter of 2005 includes a charge of $44 million related to the repatriation of $1.1 billion of eligible Canadian earnings under the provisions of the American Jobs Creation Act of 2004. The third quarter of 2005 includes a one-time tax benefit of $14 million related to a change in the Ohio state income tax law.

(13)	Discontinued operations includes the net operating results of the company’s coastal British Columbia operations and its North American and European composites operations. The third quarter of 2006 includes a pretax gain of $51 million and related tax expense of $20 million associated with the sale of the North American composites operations and an $8 million charge to write off additional goodwill associated with the coastal British Columbia operations. The second quarter of 2005 includes a gain of $110 million, including a tax benefit of $46 million, related to the sale of the coastal British Columbia operations. The fourth quarter of 2005 includes a pretax gain of $57 million and related tax expense of $23 million associated with the sale of the French composites operations.
PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
Net sales and revenues (in millions):

	Q1		Q2		Q3		Year-to-date		Q4	Year Ended
	March 26,	March 27,	June 25,	June 26,	Sept. 24,	Sept. 25,	Sept. 24,	Sept. 25,	Dec. 25,	Dec. 25,
	2006	2005	2006	2005	2006	2005	2006	2005	2005	2005
Timberlands:
Logs	$201	$182	$198	$195	$200	$188	$599	$565	$196	$761
Other products	62	82	71	63	46	65	179	210	76	286

	263	264	269	258	246	253	778	775	272	1,047

Wood Products:
Softwood lumber	782	892	857	1,032	733	889	2,372	2,813	811	3,624
Plywood	135	183	147	196	134	184	416	563	172	735
Veneer	13	13	13	10	9	9	35	32	12	44
Composite panels	121	120	140	132	71	122	332	374	123	497
OSB	287	288	273	306	203	267	763	861	303	1,164
Hardwood lumber	99	94	105	102	96	95	300	291	99	390
Engineered I-Joists	169	150	202	202	162	186	533	538	165	703
Engineered Solid Section	204	179	231	228	190	226	625	633	200	833
Logs	7	27	5	24	5	6	17	57	5	62
Other products	256	270	327	340	302	325	885	935	290	1,225

	2,073	2,216	2,300	2,572	1,905	2,309	6,278	7,097	2,180	9,277

Cellulose Fiber and White Papers:
Pulp	394	376	402	355	404	381	1,200	1,112	370	1,482
Paper	613	599	601	611	604	604	1,818	1,814	603	2,417
Coated groundwood	40	42	44	47	42	45	126	134	46	180
Liquid packaging board	46	47	62	52	59	50	167	149	54	203
Other products	14	14	17	12	21	16	52	42	12	54

	1,107	1,078	1,126	1,077	1,130	1,096	3,363	3,251	1,085	4,336

Containerboard, Packaging and Recycling:
Containerboard	82	117	84	101	92	86	258	304	91	395
Packaging	911	898	1,002	969	997	929	2,910	2,796	914	3,710
Recycling	80	92	85	92	89	87	254	271	81	352
Bags	20	22	20	21	23	20	63	63	20	83
Other products	34	34	46	40	44	47	124	121	46	167

	1,127	1,163	1,237	1,223	1,245	1,169	3,609	3,555	1,152	4,707

Real Estate and Related Assets	690	655	746	648	749	596	2,185	1,899	1,016	2,915

Corporate and Other	116	149	117	151	123	146	356	446	154	600

Less: sales of discontinued operations	(120)	(293)	(138)	(264)	(70)	(137)	(328)	(694)	(143)	(837)

	$5,256	$5,232	$5,657	$5,665	$5,328	$5,432	$16,241	$16,329	$5,716	$22,045

Contribution (charge) to pre-tax earnings:
     (in millions)

	Q1		Q2		Q3		Year-to-date		Q4	Year Ended
	March 26,	March 27,	June 25,	June 26,	Sept. 24,	Sept. 25,	Sept. 24,	Sept. 25,	Dec. 25,	Dec. 25,
	2006	2005	2006	2005	2006	2005	2006	2005	2005	2005
Timberlands (1) (2) (4)	$198	$200	$224	$210	$178	$191	$600	$601	$183	$784
Wood Products (1) (2) (5)	117	131	131	204	11	124	259	459	26	485
Cellulose Fiber and White Papers (1) (2) (6)	(763)	19	23	16	115	(2)	(625)	33	(477)	(444)
Containerboard, Packaging and Recycling (1) (2) (7)	22	48	74	99	96	36	192	183	(188)	(5)
Real Estate and Related Assets (2) (8)	172	183	123	156	135	145	430	484	250	734
Corporate and Other (1) (2) (3) (9)	(102)	(17)	(40)	99	(78)	101	(220)	183	33	216

	$(356)	$564	$535	$784	$457	$595	$636	$1,943	$(173)	$1,770

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
FOOTNOTES TO CONTRIBUTION (CHARGE) TO PRE-TAX EARNINGS
(in millions)

							Year-to-date			Year Ended
	Q1 2006	Q1 2005	Q2 2006	Q2 2005	Q3 2006	Q3 2005	Q3 2006	Q3 2005	Q4 2005	2005
(1) Closure charges by segment:
Timberlands	$—	$3	$—	$—	$—	$—	$—	$3	$3	$6
Wood Products	—	1	1	1	10	6	11	8	91	99
Cellulose Fiber and White Papers	(1)	—	11	—	4	22	14	22	427	449
Containerboard, Packaging and Recycling	2	4	5	2	3	1	10	7	130	137
Corporate and Other	—	—	—	—	26	—	26	—	5	5

	$1	$8	$17	$3	$43	$29	$61	$40	$656	$696

The above closure charges for the first quarter and full year 2005 include $3 million of costs incurred within the company’s discontinued operations. The third quarter of 2006 includes a $26 million charge in the Corporate and Other segment for the impairment of corporate assets related to the Prince Albert pulp and paper facility.

							Year-to-date			Year Ended
	Q1 2006	Q1 2005	Q2 2006	Q2 2005	Q3 2006	Q3 2005	Q3 2006	Q3 2005	Q4 2005	2005
(2) Share-based compensation charges
(income) recognized by segment:
Timberlands	$1	$—	$—	$—	$—	$—	$1	$—	$—	$—
Wood Products	2	—	—	—	—	—	2	—	—	—
Cellulose Fiber and White Papers	1	—	—	—	1	—	2	—	—	—
Containerboard, Packaging and Recycling	2	—	(1)	—	1	—	2	—	—	—
Real Estate and Related Assets	—	—	1	—	—	—	1	—	—	—
Corporate and Other	15	2	(4)	(6)	1	3	12	(1)	12	11

	$21	$2	$(4)	$(6)	$3	$3	$20	$(1)	$12	$11

							Year-to-date			Year Ended
	Q1 2006	Q1 2005	Q2 2006	Q2 2005	Q3 2006	Q3 2005	Q3 2006	Q3 2005	Q4 2005	2005
(3) Net foreign
exchange gains (losses) included in Corporate and Other:	$(26)	$13	$20	$(12)	$17	$38	$11	$39	$(20)	$19
(4)	Additional Timberlands notes:
(a)	Hurricane related losses were $5 million in third quarter 2005 and $6 million in fourth quarter 2005.
(5)	Additional Wood Products notes:
(a)	Refer to footnote 1 to Consolidated Earnings regarding countervailing duty and anti-dumping costs included in Wood Products.

(b)	The third quarter of 2006 includes $23 million of income related to a reduction in the hardboard siding claims reserves. The second quarter of 2005 includes an $18 million charge related to alder litigation. The third quarter of 2005 includes $9 million of income related to the reduction of reserves for alder litigation and an insurance settlement related to product liability claims.

(c)	The third quarter of 2006 includes a $51 million gain on the sale of the company’s North American composites operations.

(d)	The third quarter of 2006 includes charges of $7 million for the impairment of fixed assets related to production curtailments.

(e)	The second quarter of 2005 includes a $6 million gain related to a tenure reallocation agreement with the British Columbia government.
(6)	Additional Cellulose Fiber and White Papers notes:
(a)	The first and second quarters of 2006 include charges of $746 million and $3 million, respectively, for the impairment of goodwill associated with the fine paper business.
(7)	Additional Containerboard, Packaging and Recycling notes:
(a)	The second quarter of 2006 includes a charge of $18 million related to the restructuring of the Containerboard, Packaging and Recycling business model.

(b)	The first and fourth quarters of 2005 include charges of $12 million and $38 million, respectively, associated with the settlement of linerboard antitrust lawsuits.

(c)	The third quarter of 2005 had a charge of $1 million related to hurricane damage.
(8)	Additional Real Estate and Related Assets notes:
(a)	The first quarter of 2006 includes income of $8 million related to a warranty insurance recovery and income of $9 million related to recognition of deferred income in connection with partnership restructurings.
(b)	The first, second and third quarters of 2006 includes net gains (losses) on land and lot sales of $33 million, ($1) million and $0, respectively. The first, second, third and fourth quarters of 2005 include net gains (losses) on land and lot sales of $57 million, $21 million, ($1) and $2 million, respectively. The fourth quarter of 2005 also includes a $33 million charge for the impairment of unimproved land.
(c)	The second and third quarters of 2006 include charges for the impairment of assets of $3 million and $14 million, respectively.
(9)	Additional Corporate and Other notes:
(a)	The third quarter of 2006 includes a $2 million charge and the fourth quarter of 2005 includes a $15 million charge related to the impairments of investments in equity affiliates.

(b)	The third quarter of 2006 includes a $9 million charge related to the acquisition of in-process research and development.

(c)	The third quarter of 2006 includes an $8 million charge to write off additional goodwill associated with coastal British Columbia operations.

(d)	The second quarter of 2005 includes a $64 million pretax gain on the sale of the company’s operations in coastal British Columbia and $57 million of income related to the recognition of a deferred gain from previous timberlands sales. The third quarter of 2005 includes a $115 million gain on the sale of an investment in a joint venture. The fourth quarter of 2005 includes a $57 million gain on the sale of the company’s French composites operations and $43 million of income for the cumulative effect of a change to begin capitalizing Weyerhaeuser interest to assets of Weyerhaeuser Real Estate Company.
PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
Third party sales volumes:

	Q1		Q2		Q3		Year-to-date		Q4	Year Ended
	March 26,	March 27,	June 25,	June 26,	Sept. 24,	Sept. 25,	Sept. 24,	Sept. 25,	Dec. 25,	Dec. 25,
	2006	2005	2006	2005	2006	2005	2006	2005	2005	2005
Timberlands (thousands):
Logs — cunits	935	864	808	863	850	886	2,593	2,613	939	3,552

Wood Products (millions):
Softwood lumber — board feet	1,921	2,057	2,113	2,355	1,974	2,179	6,008	6,591	2,059	8,650
Plywood — square feet (3/8")	389	537	458	600	437	558	1,284	1,695	485	2,180
Veneer — square feet (3/8")	61	60	63	59	48	51	172	170	61	231
Composite panels — square feet (3/4")	302	299	324	317	139	308	765	924	305	1,229
Oriented strand board — square feet (3/8")	1,000	908	1,069	1,041	989	1,008	3,058	2,957	991	3,948
Hardwood lumber — board feet	103	102	110	114	100	105	313	321	106	427
Engineered I-Joists — lineal feet	114	108	137	138	110	125	361	371	113	484
Engineered Solid Section — cubic feet	9	9	11	10	9	10	29	29	9	38
Logs — cunits (in thousands)	55	187	46	177	26	41	127	405	46	451

Cellulose Fiber and White Papers (thousands):
Pulp — air-dry metric tons	651	629	647	587	625	653	1,923	1,869	633	2,502
Paper — tons	753	736	662	742	641	757	2,056	2,235	761	2,996
Coated groundwood — tons	52	58	59	62	59	56	170	176	56	232
Liquid packaging board — tons	56	60	71	65	72	64	199	189	69	258
Paper converting — tons	511	475	474	494	462	494	1,447	1,463	501	1,964

Containerboard, Packaging and Recycling (thousands):
Containerboard — tons	211	295	189	259	202	238	602	792	254	1,046
Packaging — MSF	18,342	17,354	19,168	18,600	18,425	18,560	55,935	54,514	19,117	73,631
Recycling — tons	733	692	719	695	678	665	2,130	2,052	676	2,728
Kraft bags and sacks — tons	20	23	20	22	22	22	62	67	22	89

Real Estate and Related Assets:
Single-family homes sold	1,472	1,378	1,325	1,525	906	1,608	3,703	4,511	1,174	5,685
Single-family homes closed	1,161	1,189	1,483	1,279	1,439	1,257	4,083	3,725	1,922	5,647
Single-family homes sold but not closed at end of period	3,105	2,561	2,947	2,807	2,414	3,158	2,414	3,158	2,410	2,410
Total production volumes:

	Q1		Q2		Q3		Year-to-date		Q4	Year Ended
	March 26,	March 27,	June 25,	June 26,	Sept. 24,	Sept. 25,	Sept. 24,	Sept. 25,	Dec. 25,	Dec. 25,
	2006	2005	2006	2005	2006	2005	2006	2005	2005	2005
Timberlands (thousands):
Fee Depletion — cunits	2,132	2,248	2,083	2,231	2,040	2,098	6,255	6,577	2,153	8,730

Wood Products (millions):
Softwood lumber — board feet	1,663	1,821	1,650	1,869	1,559	1,651	4,872	5,341	1,645	6,986
Plywood — square feet (3/8")	241	303	245	302	237	296	723	901	254	1,155
Veneer — square feet (3/8") (1)	455	517	455	529	494	486	1,404	1,532	447	1,979
Composite panels — square feet (3/4")	278	267	288	282	100	268	666	817	263	1,080
Oriented strand board — square feet (3/8")	1,073	1,007	1,062	1,019	1,009	1,017	3,144	3,043	1,035	4,078
Hardwood lumber — board feet	82	92	83	96	82	91	247	279	85	364
Engineered I-Joists — LF	121	133	136	132	130	108	387	373	110	483
Engineered Solid Section — CF	11	11	12	10	10	10	33	31	10	41

Cellulose Fiber and White Papers (thousands):
Pulp — air-dry metric tons	676	621	588	614	660	663	1,924	1,898	604	2,502
Paper — tons (2)	724	763	672	752	675	765	2,071	2,280	780	3,060
Coated groundwood — tons	56	55	56	59	59	60	171	174	60	234
Liquid packaging board — tons	61	60	75	64	73	69	209	193	71	264
Paper converting — tons	498	475	461	487	485	483	1,444	1,445	505	1,950

Containerboard, Packaging and Recycling (thousands):
Containerboard — tons (3)	1,575	1,503	1,533	1,581	1,544	1,597	4,652	4,681	1,587	6,268
Packaging — MSF	19,550	18,628	20,290	19,915	19,341	19,416	59,181	57,959	20,130	78,089
Recycling — tons (4)	1,716	1,624	1,684	1,673	1,641	1,716	5,041	5,013	1,730	6,743
Kraft bags and sacks — tons	19	23	20	22	18	21	57	66	22	88

(1)	Veneer production represents lathe production and includes volumes that are further processed into plywood and engineered lumber products by company mills.

(2)	Paper production includes unprocessed rolls and converted paper volumes.

(3)	Containerboard production represents machine production and includes volumes that are further processed into packaging and kraft bags and sacks by company facilities.

(4)	Recycling production includes volumes processed in Weyerhaeuser recycling facilities that are consumed by company facilities and brokered volumes.
PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in millions)

	March 26,	June 25,	Sept. 24,	Dec. 25,
	2006	2006	2006	2005
Assets
Weyerhaeuser
Current assets:
Cash and short-term investments	$105	$113	$114	$818
Receivables, less allowances	1,807	1,920	1,816	1,707
Inventories	2,036	1,899	1,983	1,885
Prepaid expenses	433	427	440	414
Assets of discontinued operations	222	219	88	223

Total current assets	4,603	4,578	4,441	5,047
Property and equipment	10,124	10,107	9,926	10,345
Construction in progress	640	607	640	527

Timber and timberlands at cost, less fee stumpage charged to disposals	3,702	3,696	3,665	3,705
Investments in and advances to equity affiliates	475	479	490	486
Goodwill	2,235	2,243	2,254	2,982
Deferred pension and other assets	1,284	1,303	1,265	1,314
Restricted assets held by special purpose entities	914	916	914	916

	23,977	23,929	23,595	25,322

Real Estate and Related Assets
Cash and short-term investments	39	36	13	286
Receivables, less allowances	143	141	145	42
Real estate in process of development and for sale	1,341	1,590	1,636	1,055
Land being processed for development	1,298	1,282	1,355	1,037
Investments in unconsolidated entities, less reserves	60	66	74	61
Other assets	353	420	422	296
Assets not owned, consolidated under FIN 46R	170	154	132	130

	3,404	3,689	3,777	2,907

Total assets	$27,381	$27,618	$27,372	$28,229

Liabilities and Shareholders’ Interest

Weyerhaeuser
Current liabilities:
Notes payable and commercial paper	$1	$2	$222	$3
Current maturities of long-term debt	693	551	492	381
Accounts payable	1,181	1,210	1,142	1,227
Accrued liabilities	1,252	1,326	1,098	1,622
Liabilities of business held for sale	22	19	18	25

Total current liabilities	3,149	3,108	2,972	3,258
Long-term debt	6,938	7,075	7,082	7,404
Deferred income taxes	3,998	3,909	3,848	4,032
Deferred pension, other postretirement benefits and other liabilities	1,651	1,674	1,628	1,591
Liabilities (nonrecourse to Weyerhaeuser) held by special purpose entities	763	765	762	764

	16,499	16,531	16,292	17,049

Real Estate and Related Assets
Notes payable and commercial paper	63	125	385	3
Long-term debt	878	628	601	851
Other liabilities	568	707	766	417
Liabilities not owned, consolidated under FIN 46R	144	127	107	109

	1,653	1,587	1,859	1,380

Total liabilities	18,152	18,118	18,151	18,429
Shareholders’ interest	9,229	9,500	9,221	9,800

Total liabilities and shareholders’ interest	$27,381	$27,618	$27,372	$28,229

STATEMENT OF CASH FLOWS
SELECTED INFORMATION (unaudited)
     (in millions)
(Weyerhaeuser only, excludes Real Estate & Related Assets)

	Q1		Q2		Q3		Year-to-date		Q4	Year Ended
	March 26,	March 27,	June 25,	June 26,	Sept. 24,	Sept. 25,	Sept. 24,	Sept. 25,	Dec. 25,	Dec. 25,
	2006	2005	2006	2005	2006	2005	2006	2005	2005	2005
Net cash from operations	$(209)	$(203)	$565	$723	$95	$452	$451	$972	$648	$1,620
Cash paid for property and equipment	$(182)	$(117)	$(184)	$(196)	$(173)	$(220)	$(539)	$(533)	$(310)	$(843)
Cash paid for timberlands reforestation	$(12)	$(12)	$(9)	$(6)	$(6)	$(6)	$(27)	$(24)	$(8)	$(32)
Cash received from issuances of debt	$—	$—	$—	$1	$3	$—	$3	$1	$—	$1
Revolving credit facilities, notes and commercial paper borrowings, net	$(68)	$19	$19	$23	$195	$(40)	$146	$2	$170	$172
Payments on debt	$(158)	$(404)	$(10)	$(206)	$(58)	$(986)	$(226)	$(1,596)	$(603)	$(2,178)
Proceeds from the sale of operations	$—	$—	$—	$1,107	$187	$—	$187	$1,107	$102	$1,209
Repurchases of common stock	$—	$—	$—	$—	$(332)	$—	$(332)	$—	$(11)	$(11)
PRELIMINARY RESULTS - SUBJECT TO AUDIT